UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-2958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2009

Item 1: Report to Shareholders

New Asia Fund	October 31, 2009

The views and opinions in this report were current as of October 31, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

We are pleased to report excellent returns for the six and 12 months ended October 31, 2009. Asian stock markets rallied sharply since mid-March, erasing a large portion of the losses incurred in the 2008 bear market. Except for Pakistan, every Asian stock market posted strong gains for both periods. Our analysts are focused on bottom-up stock selection, which was an especially strong contributor to our good comparison with the benchmark index. We correctly owned sectors that generated strong returns and overweighted countries that outperformed. We remain focused on buying and holding the best growth stocks in Asia, a strategy that performed well during the reporting period.

Asia’s stock markets rallied sharply in the past six months, producing exceptionally strong 12-month returns. As shown in the Performance Comparison table, the New Asia Fund posted spectacular gains in both periods ended October 31, 2009. The fund outperformed the MSCI benchmark and its Lipper peer group average by wide margins. Every sector in the portfolio posted positive results, except our small position in energy. In both periods, financials and consumer staples were the fund’s two best-performing sectors. As was the case six months ago, our overweight allocations to China and India, exposures that account for about two-thirds of the fund, generated outsized contributions to the portfolio’s absolute and relative performance. Investors should note that the fund’s short-term performance is highly unusual and cannot be sustained.

Our steadfast conviction in our investment strategy was rewarded in the past six months. The New Asia Fund’s results shined relative to its broad market benchmark and competitor funds over the short- and longer-term periods, as shown in the chart on page 12. Lipper ranked the fund in the top 8% of its Pacific ex-Japan funds universe for the year ended October 31, 2009, and in the top 17% of its category for the 5- and 10-year periods. (Based on cumulative total return, Lipper ranked the New Asia Fund 4 out of 50, 6 out of 37, and 5 out of 30 funds in the Pacific ex-Japan funds universe for the 1-, 5-, and 10-year periods ended October 31, 2009, respectively. Past performance cannot guarantee future results.)

MARKET AND PORTFOLIO REVIEW

India
 India’s stock market gained more than 53% in the past six months and returned better than 77% for our fiscal year. The market liftoff was spurred by the surprisingly strong Congress Party win in the May election, which has created hope for improved progress with a growth-oriented reform agenda. As the market surged, we sold or trimmed several stocks whose valuations had become extended or had reached our target prices. At the end of the reporting period, we held 28% of the portfolio in Indian companies, well below our 38% allocation six months ago.

Stock selection was the primary source of outperformance in the last six months. However, allocation decisions were also very positive—led by our huge overweight in India. Our current exposure in Indian stocks is almost triple that of the MSCI Asia ex Japan Index. Post-election euphoria was a significant driver of renewed investor confidence in Indian economic growth and helped stocks in capital-intensive segments—most notably property developers and companies related to infrastructure. Stocks that had been severely punished in 2008, such as Jaiprakash Associates, Container Corp. of India, and DLF Limited posted strong gains in the past six months. (Please refer to the portfolio of investments for a complete listing of holdings and the amount each represents in the fund.)

As capital and credit markets reopened, many Indian companies were able to recapitalize their balance sheets, which was a huge boost for India’s market. The country relies on foreign investments to support its growth. In the last six months, companies were once again able to raise money through qualified institutional placements (QIPs) and initial public offerings (IPOs), providing them with the resources to meet long-term capital requirements. After the market surged—India represented 42% of the portfolio—we started taking some of our profits off the table for risk-reduction reasons. We also became concerned that investors were expecting too much too soon from the government, setting them up for disappointments should the government fail to deliver in the short term.

Although we have trimmed or eliminated many positions, the portfolio remains tilted toward India’s infrastructure and consumer goods companies. The latest round of QIPs and IPOs should ensure that most of the infrastructure developers have sufficient capital to fund their investment plans. The strong performance we have enjoyed in these stocks over the past few months was driven by a combination of higher projected government spending on infrastructure projects and also the companies’ ability to raise lower-cost capital. In addition to Jaiprakash, we have large positions in Mundra Port and GVK Power and Infrastructure, companies we believe will be prime, longer-term beneficiaries of India’s economic growth. However, the magnitude of the runup has led us to become somewhat cautious, and we are closely monitoring these holdings. If there is a pullback, we intend to add to companies that sell equipment or provide financing to the infrastructure sector.

We also have become a bit cautious on real estate stocks because we believe the volume of new construction will mean less pricing power for developers. Although we expect the supply in the residential housing segment to rise, it may take some time for developers to sell some of their massive land holdings to generate cash flow. We think the business model for developers in India is gradually shifting, and profit margins could be crimped. For these reasons, we trimmed our large and highly profitable position in DLF Limited, the fund’s second-largest contributor for the six-month period. DLF is likely to emerge as a winner in the commercial development space, but the shares have soared, and we fear earnings will remain pressured over the intermediate term.

Several other Indian holdings generated excellent results over the past six months. Bajaj Auto was the portfolio’s best contributor thanks in large part to improving consumer sentiment. Shree Renuka Sugars surged due to higher sugar prices caused by a weak harvest that limited supply. Longtime holding Kotak Mahindra Bank also performed very well. The diversified financial services firm was a prime beneficiary of the strong economy.

Only a few Indian stocks lagged over the past six months. Our largest detractor was a new holding, Reliance Industries, India’s largest company as measured by revenues and market capitalization. The oil and gas exploration and production company tumbled at the end of the reporting period because of investor concerns about faltering profit margins. The other significant detractor was Television Eighteen India. The media and entertainment company reported a steep decline in its revenues, income, and margins for the quarter ended September 30.

China
We increased our Chinese equities exposure to 32% of assets from 28% six months ago because we found many companies with excellent long-term growth opportunities. The Chinese market advanced more than 40% in the past six months and better than 82% for the 12-month period. Stock markets worldwide have experienced extreme volatility this year, and although the magnitude of the advance was unexpected, we are pleased to report that the value of our holdings in China (and India) more than doubled during the fiscal year. According to Fed Chairman Ben Bernanke, “Asia appears to be leading the global economic recovery." The region as a whole expanded at an annual rate of 9% in the second quarter and some countries, including China, grew at rates of more than 10%.

We believe that over the long-term China’s stocks will generate strong returns for patient investors. However, there are several factors that will affect the short- and intermediate-term performance of the Chinese equities.

First and foremost is the government’s stance on monetary policy. China has been extremely accommodative, injecting approximately four trillion yuan ($586 billion) into its economy—in the form of an economic stimulus package that is mainly focused on infrastructure development—to maintain its high rate of economic growth. Through the first three quarters of the year, the country’s gross domestic product (GDP) growth exceeded 7%, and the economy is forecast to expand at 8% or more for the full calendar year. China has not endured the same credit crunch as most other countries around the world because of its healthy reserves position.

We see two plausible scenarios for the direction of Chinese government lending practices. First, if the current improvement in exports is sustained through the next two quarters, the government may move to a less accommodative monetary stance—which could be achieved through a combination of administrative measures or by raising interest rates—in the spring or summer of 2010. While this would likely hurt equities in the short term, it would be a healthy sign for Chinese equities over the intermediate and longer term. Growing exports would also mean that the global economy is on a sustained recovery path, which would be bullish for the entire region.

The second scenario is that exports start to slump again later this year, which may be possible as many of the exporters in the region still view the current improvement in exports as tentative and mostly due to inventory restocking. In that case, China will have no choice but to stay with its highly accommodative monetary stance. Under this scenario, China may need further stimulus to keep its GDP growth in the 7% to 8% range. In this less-favorable scenario, equities should nonetheless react positively in the short term, and we will view it as a signal to lighten our exposure. At this point, however, the consensus view is that no rate hikes will occur until some point in 2010, and, in our opinion, this is currently reflected in the prices of interest rate-sensitive stocks.

China’s GDP growth has been fueled by government-funded infrastructure spending, which raises the question of whether the stimulus spending will lead to overcapacity and nonperforming loans at some point down the road. The Chinese government has also invested to a lesser extent in manufacturing growth but not at the same pace as in prior cycles. Growth in manufacturing capacity could have a direct negative impact on some of the companies that we own. If we see manufacturing capacity start to rise significantly, we will thoroughly reevaluate the impact on our stocks’ revenues and profit margins.

To use a popular phrase, I don’t want to be the last one at the party. Therefore, we have taken some profits from positions in highly leveraged sectors and in several of the more cyclical holdings in industrials, property, and financials. We also trimmed the exposure to stocks with high price/earnings multiples—mostly in companies where we have a tough time assigning a longer-term target price. For example, we took some profits from our large positions in Tsingtao Brewery, Gome Electrical Appliances, and Alibaba, and we redeployed the proceeds in other attractively valued companies that should benefit from improving domestic consumption.

Our largest holdings among consumer stocks, including Hengan International Group, Tencent Holdings, and Ctrip.com International, each posted excellent returns for the last six months. We believe the government will do its best to maintain strong employment, and it is developing programs that provide a social safety net, which should encourage the Chinese people to consume more. We also like the prospects for our Internet-related holdings. China now has more Internet users than the U.S., and penetration levels are expanding. The online companies should benefit from this trend. We think our Internet-related holdings are a good long-term way to get consumer exposure to China. Chinese consumption should be able to grow at a much higher rate than GDP, and as long as we own stocks that can generate a measure of earnings growth, we think valuations are still reasonable on a two- to three-year horizon.

Over the past six months, we shifted our holdings in the financials sector, initiating positions in several commercial banks including China Merchants Bank, China Citic Bank, and China Construction Bank. At the same time, we eliminated many of our diversified financial services holdings, including Srei Infrastructure Finance, Singapore Exchange, Hong Kong Exchanges, and Infrastructure Development Finance, which we think are too reliant on capital market activities. We also added significantly to our holdings in the information technology sector through the Internet software and services companies mentioned earlier and semiconductor equipment maker Samsung Electronics (South Korea). Although the repositioning increased the portfolio’s turnover ratio in this reporting period, we believe the bulk of the portfolio repositioning is complete.

STRATEGY REVIEW AND THE REST OF ASIA

Following one of the worst investment periods in a generation, Asian stocks have surged over the past year. Today, we still think Asia’s markets are reasonably priced compared with their longer-term compound growth potential. In our opinion, Asia’s markets remain fundamentally sound, and we continue to buy companies that we believe offer strong growth prospects.

As always, we are looking for the best growth companies in the fastest-growing markets. Recently, however, we are uncovering value in the more mature and perhaps more export-driven economies of South Korea and Taiwan. We are finding companies that continue to gain market share globally or within their domestic markets, and the credit crisis has actually helped them. With the tailwind of what we believe will be a gradual improvement in export demand, we added to our positions in companies with quite attractive valuations. Several examples in South Korea are Samsung Electronics, POSCO, and Shinsegae. We also increased our exposure in Taiwan through additions to our existing positions in Taiwan Semiconductor Manufacturing and Synnex Technology International.

Over the past six months, we also added to our telecommunication services sector allocation. We added two new portfolio holdings, Chunghwa Telecom (Taiwan) and Singapore Telecommunications. Although both were modest contributors for the past six months, they have added a measure of diversification to the fund. Similarly, we bought two Chinese health care firms: Yunnan Baiyao, which manufactures a drug for acute traumatic bleeding, and Mindray Medical International, China’s largest medical device manufacturer.

OUTLOOK

We believe that the long-term case for investment in the Asia ex-Japan region remains strong, supported by rising levels of urbanization, industrialization, and domestic consumption. While economic growth in the region is unlikely to match the levels seen from 2003 to 2007, emerging Asia continues to offer attractive growth opportunities within a global context, although at significantly higher valuations. We believe a disciplined approach to valuation will be critical to delivering strong long-term returns.

China and India remain the most attractive economies in Asia, particularly against the backdrop of a very challenging global environment. We believe China needs to wean itself off its dependence on exports and focus more on boosting domestic consumption, which will require more government spending to improve the social safety net. Our focus is on private sector companies related to domestic consumption, which are likely to be more resilient to economic cycles and less affected by changes in regulation.

On most valuation metrics, Chinese stocks are above their long-term averages, but we think they are fairly valued given their longer-term growth prospects. China’s stock market has not reached the overvalued levels that we have seen in the past. Given the low interest rate environment and the easy monetary conditions globally, we think it is likely that stocks will climb further. If the global economy improves from here, Chinese exporters should continue to post gains. However, when monetary tightening occurs, we think the most leveraged sectors, including property and industrials, are likely to be in for a tough stretch. We would also become concerned if credit conditions remain overly accommodative for too long.

The recent decisive election result in India provided a huge boost for its stock market and was viewed as a strong vote for deregulation and modernization. While India’s large fiscal deficit poses risks to economic growth, we believe there are many solid companies and opportunities for good gains in the Indian market—especially in infrastructure and consumer-related companies.

The outlook for Asia’s more developed markets, including South Korea and Taiwan, is less optimistic because companies there tend to have far greater financial leverage or are more exposed to a slowdown in global trade. However, there are companies in these two markets that are executing well, gaining share by moving into higher value-added products or services, or restructuring their balance sheets in an effort to take advantage of current economic environment. The growth prospects for the smaller economies in the ASEAN region are better. Although they are not as dynamic as China and India, these countries offer relative stability and selective investment opportunities.

We believe that successful long-term investing demands disciplined adherence to an investment philosophy. The ability to see through short-term momentum, keep the big picture in perspective, and focus on the underlying fundamentals are the cornerstones of our investing process. We intend to continue concentrating on our core strength—finding companies with strong management, sustainable earnings growth, and reasonable valuations, resulting in a portfolio of high-quality companies. As always, we remain committed to identifying the themes and emerging trends that are shaping the investment landscape in order to find in the region’s best growth companies.

Earlier this year, I became chairman of the fund’s Investment Advisory Committee, taking the reins from Frances Dydasco, the fund’s longtime portfolio manager. It has been a tumultuous year, and we faced many challenges in the extremely volatile market environment. In closing this letter, I would like to acknowledge Frances’s success in managing the portfolio and again thank her for helping us achieve a smooth transition.

Thank you for your confidence in T. Rowe Price and your continued support.

Respectfully submitted,

Anh Lu
Portfolio manager and chairman of the fund’s Investment Advisory Committee

November 19, 2009

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing its investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Gross domestic product (GDP): GDP is the total market value of all goods and services produced in a country in a given year.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

MSCI All Country Asia ex Japan Index: An index that measures equity market performance of developed and emerging countries in Asia, excluding Japan.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Year Ended 10/31/09‡	10/31/08‡	10/31/07‡	10/31/06‡	10/31/05‡
NET ASSET VALUE					
Beginning of period	$ 8.01	$ 25.16	$ 13.87	$ 11.31	$ 8.82
Investment activities					
Net investment income	0.09	0.39	0.26	0.21	0.15
Net realized and unrealized gain (loss)	6.69	(15.61)	12.83	3.19	2.39
Total from investment activities	6.78	(15.22)	13.09	3.40	2.54
Distributions					
Net investment income	(0.40)	(0.19)	(0.21)	(0.12)	–
Net realized gain	–	(1.75)	(1.59)	(0.72)	(0.05)
Total distributions	(0.40)	(1.94)	(1.80)	(0.84)	(0.05)
Redemption fees added to paid-in capital	–	0.01	–	–	–
NET ASSET VALUE					
End of period	**$ 14.39**	**$ 8.01**	**$ 25.16**	**$ 13.87**	**$ 11.31**

Ratios/Supplemental Data

Total return(1)	88.57%	(65.12)%	105.57%	31.58%	28.91%
Ratio of total expenses to average net assets	1.01%	0.96%	0.93%	1.05%	1.05%
Ratio of net investment income to average net assets	0.83%	2.35%	1.53%	1.63%	1.38%
Portfolio turnover rate	59.6%	55.4%	53.4%	76.3%	55.9%
Net assets, end of period (in millions)	$ 3,619	$ 1,828	$ 5,913	$ 1,883	$ 1,286

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

CHINA 31.9%

	Shares	Value
Common Stocks 31.0%		
Alibaba.com (HKD)	17,813,000	40,886
Baidu, ADR (USD) (1)	76,400	28,873
China Citic Bank, H Shares (HKD)	75,658,000	56,433
China Construction Bank, H Shares (HKD)	42,160,000	36,219
China Foods (HKD)	14,928,000	10,970
China Merchant Bank, H Shares (HKD)	22,161,000	56,866
China Yurun Food (HKD)	20,446,000	42,264
Ctrip.com International, ADR (USD) (1)	1,001,600	53,626
Gome Electrical Appliances (HKD) (1)	49,657,820	14,596
Guangshen Railway, H Shares (HKD)	62,576,000	25,431
Hengan International Group (HKD)	16,354,000	104,841
Li Ning (HKD)	10,095,000	27,221
Mindray Medical International, ADR (USD)	540,400	16,606
New Oriental Education & Technology, ADR (USD) (1)	596,600	41,667
Nine Dragons Paper (HKD)	19,716,000	28,208
Ports Design (HKD)	5,615,000	14,947
Shanghai Industrial (HKD)	14,639,000	68,088
Sina (USD) (1)	1,419,500	53,075
Sinofert Holdings (HKD)	58,328,000	28,904
Tencent Holdings (HKD)	5,457,000	95,236
Tsing Tao Brewery, H Shares (HKD)	12,182,000	49,571
Uni President China Holdings (HKD)	61,039,000	37,714
Want Want China Holdings (HKD)	46,888,000	27,353
Wumart Stores, H Shares (HKD) (4)	36,357,000	61,353
Xinao Gas Holdings (HKD)	42,384,000	90,150
Yingde Gases (HKD) (1)	8,869,000	10,631
		1,121,729
Common Stocks - China A-shares 0.9% (2)		
Shenzhen Development Bank (1)	2,714,667	8,863

Yunnan Baiyao	3,136,422	23,045
		31,908
Total China (Cost $766,412)		1,153,637

HONG KONG 3.5%

Common Stocks 3.5%		
Boc Hong Kong	17,256,500	39,642
China Resources Gas Group	14,518,000	13,826
Kerry Properties	9,021,500	50,817
Shangri-La Asia	11,145,326	21,277
Trinity (1)	5,018,000	974
Total Hong Kong (Cost $107,041)		126,536

INDIA 27.7%

Common Stocks 27.7%		
Adani Power (1)	8,183,870	16,796
Allied Digital Services (4)	1,358,193	12,846
Bajaj Auto	2,508,066	73,236
BF Utilities (1)	1,645,409	27,143
Container Corporation of India	2,807,270	65,444
DLF Limited	5,556,533	42,973
Educomp Solutions	1,153,400	19,319
Emami (1)	2,197,966	19,634
Exide Industries	23,234,809	47,398
Genpact (USD) (1)	1,673,475	19,931
GMR Infrastructure (1)	28,339,464	37,222
GVK Power & Infrastructure (1)	49,865,966	46,140
Housing Development Finance	331,639	18,320
IBN18 Broadcast (1)	5,891,249	11,123
Jaiprakash Associates	18,475,874	80,125
Kotak Mahindra Bank	4,481,934	65,860
Marico	19,923,358	40,654

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The New Asia Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on September 28, 1990. The fund seeks long-term growth of capital through investments in companies located (or with primary operations) in Asia (excluding Japan).

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the accompanying financial statements may differ from the value the fund ultimately realizes on the securities. Further, fund management believes that no events have occurred between October 31, 2009, the date of this report, and December 22, 2009, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund, annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncements On November 1, 2008, the fund adopted new accounting guidance that defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of this guidance did not have a material impact on the fund’s net assets or results of operations.

On May 1, 2009, the fund adopted new accounting guidance that requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance, and cash flows. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under GAAP. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s investments, based on the inputs used to determine their values on October 31, 2009:

Following is a reconciliation of the fund’s Level 3 investments for the year ended October 31, 2009. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 securities during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 investments held at October 31, 2009, totaled $(105,000) for the year ended October 31, 2009.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At October 31, 2009, approximately 87% of the fund’s net assets were invested, either directly or indirectly, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and/or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

China A-shares During the year ended October 31, 2009, the fund invested in certain Chinese equity securities (A-shares) available only to local Chinese investors and Qualified Foreign Institutional Investors (QFII). The fund gains access to the A-share market through T. Rowe Price International, Inc. (TRPI), which serves as the registered QFII for all participating T. Rowe Price-sponsored investment companies. Investment decisions related to A-shares are specific to each participating fund, and each fund bears the resultant economic and tax consequences of its holdings and transactions in A-shares. The fund is subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances, investment proceeds, and earnings associated with its A-shares and may incur substantial delays in gaining access to its assets or a loss of value in the event of noncompliance with applicable Chinese rules or requirements. Current Chinese tax law is unclear whether capital gains realized on the fund’s investments in A-shares will be subject to tax. Because management believes it more likely than not that Chinese capital gains tax will be imposed, accrued taxes are reflected in the accompanying financial statements.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At October 31, 2009, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,612,135,000 and $1,375,314,000, respectively, for the year ended October 31, 2009.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances.

Distributions during the years ended October 31, 2009 and October 31, 2008 were characterized for tax purposes as follows:

At October 31, 2009, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and/or the realization of unrealized gains/losses on passive foreign investment companies for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of October 31, 2009, unused capital loss carryforwards expire as follows: $31,168,000 in fiscal 2016, and $625,254,000 in fiscal 2017.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the fund as a reduction of income. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At October 31, 2009, the fund had deferred tax liability of $455,000 attributable to foreign securities and $26,255,000 of foreign capital loss carryforwards that expire in 2017.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.50% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At October 31, 2009, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended October 31, 2009, expenses incurred pursuant to these service agreements were $149,000 for Price Associates; $2,297,000 for T. Rowe Price Services, Inc., and $149,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended October 31, 2009, the fund was allocated $60,000 of Spectrum Funds’ expenses, of which $41,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. $3,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At October 31, 2009, approximately 1% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price International Funds, Inc. and
Shareholders of T. Rowe Price New Asia Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price New Asia Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 22, 2009

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/09

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, $18,122,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

The fund will pass through foreign source income of $29,284,000 and foreign taxes paid of $2,712,000.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past Five Years and Directorships of
Year Elected*	Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2006

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
1991	Vornado Real Estate Investment Trust (2004 to present); Director,
Mercantile Bankshares (2002 to 2007); Member, Advisory Board,
Deutsche Bank North America (2004 to present); Director, Chairman of the Board, and Chief Executive Officer, The Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1988

Karen N. Horn	Director, Eli Lilly and Company (1987 to present); Director, Simon
(1943)	Property Group (2004 to present); Director, Norfolk Southern (2008
2003	to present); Director, Georgia Pacific (2004 to 2005)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2006

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company (1991 to present); Partner, Blackstone Real Estate
2001	Advisors, L.P. (1992 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)

*Each independent director oversees 124 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past Five Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe
[124]	Price Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Global Asset Management Limited, T. Rowe Price
Global Investment Services Limited, T. Rowe Price Retirement
Plan Services, Inc., T. Rowe Price Savings Bank, and T. Rowe Price
Services, Inc.; Director, T. Rowe Price International, Inc.; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[69]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With International Funds	Principal Occupation(s)

Ulle Adamson, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Christopher D. Alderson (1962)	Chief Executive Officer, Director, and President,
President	T. Rowe Price International, Inc.; Vice President,
T. Rowe Price Global Investment Services Limited
and T. Rowe Price Group, Inc.

Jeffrey W. Arricale, CPA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

R. Scott Berg, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Mark C.J. Bickford-Smith (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Global Investment Services Limited, T. Rowe
Price Group, Inc., and T. Rowe Price Trust
Company

Jose Costa Buck (1972)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Archibald A. Ciganer, CFA (1966)	Vice President, T. Rowe Price Global Investment
Vice President	Services Limited and T. Rowe Price Group,
Inc.; formerly Senior Associate, BNP Paribas
Corporate Finance (Tokyo) (to 2005)

Richard N. Clattenburg, CFA (1979)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Global Investment Services Limited, and
T. Rowe Price Group, Inc.; formerly Financial
Analyst, Goldman Sachs (to 2005)

Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Global Investment Services Limited, T. Rowe
Price Group, Inc., T. Rowe Price International,
Inc., and T. Rowe Price Trust Company

Richard de los Reyes (1975)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly Analyst, Soros Fund
Management (to 2006)

Mark J.T. Edwards (1957)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Henry M. Ellenbogen (1973)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

May Foo, CFA (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Robert N. Gensler (1957)	Vice President, T. Rowe Price, T. Rowe
Executive Vice President	Price Global Investment Services Limited,
T. Rowe Price Group, Inc., and T. Rowe Price
International, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Benjamin Griffiths, CFA (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly
Investment Manager, Baillie Gifford (to 2006)

M. Campbell Gunn (1956)	Vice President, T. Rowe Price Global Investment
Executive Vice President	Services Limited, T. Rowe Price Group, Inc., and
T. Rowe Price International, Inc.

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers, LLP
(to 2007)

Susan L. Innes, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Kris H. Jenner, M.D., D.Phil. (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Global Investment Services Limited, and
T. Rowe Price Group, Inc.

Ian D. Kelson (1956)	Vice President, T. Rowe Price, T. Rowe
Executive Vice President	Price Global Investment Services Limited,
T. Rowe Price Group, Inc., and T. Rowe Price
International, Inc.

Lillian Yan Li, CFA (1979)	Vice President, T. Rowe Price International, Inc.;
Vice President	formerly Analyst, Deutsche Bank (Hong Kong)
(to 2007)

John D. Linehan, CFA (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Anh Lu (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Sebastien Mallet (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly
student, London Business School (to 2005)

Susanta Mazumdar (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Inigo Mijangos (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly
Analyst, Kepler Equities (to 2005)

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Philip A. Nestico (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Hwee Jan Ng, CFA (1966)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly Vice
President of Equity Research, Merrill Lynch
Investment Managers (Singapore) (to 2005)

Sridhar Nishtala (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Charles M. Ober, CFA (1950)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.;
Vice President, T. Rowe Price, T. Rowe Price
Global Asset Management Limited, T. Rowe
Price Global Investment Services Limited,
T. Rowe Price Group, Inc., T. Rowe Price
International, Inc., and T. Rowe Price Retirement
Plan Services, Inc.

Hiroaki Owaki, CFA (1962)	Vice President, T. Rowe Price Global Investment
Vice President	Services Limited and T. Rowe Price Group, Inc.

Gonzalo Pángaro, CFA (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Austin Powell, CFA (1969)	Vice President, T. Rowe Price Global Investment
Vice President	Services Limited and T. Rowe Price Group, Inc.

Frederick A. Rizzo (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly
Analyst, F&C Asset Management (London)
(to 2006); Senior Equity Analyst, Citigroup
(London) (to 2004)

Joseph Rohm (1966)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.; formerly Equity
Analyst, Insight Investment (to 2005)

Christopher J. Rothery (1963)	Vice President, T. Rowe Price Global Investment
Vice President	Services Limited, T. Rowe Price Group, Inc., and
T. Rowe Price International, Inc.

Jeffrey Rottinghaus, CPA (1970)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Global Investment Services Limited, and
T. Rowe Price Group, Inc.

Federico Santilli, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Investment Services, Inc., and T. Rowe Price
Services, Inc.

Francisco Sersale (1980)	Employee, T. Rowe Price; formerly Investment
Vice President	Analyst, Explorador Capital Management, LLC
(to 2005)
Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John C.A. Sherman (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Jonty Starbuck, Ph.D. (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Miki Takeyama (1970)	Vice President, T. Rowe Price Global Investment
Vice President	Services Limited and T. Rowe Price Group, Inc.

Dean Tenerelli (1964)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Justin Thomson (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Mitchell J.K. Todd (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Verena E. Wachnitz, CFA (1978)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Hiroshi Watanabe, CFA (1975)	Vice President, T. Rowe Price Global Investment
Vice President	Services Limited and T. Rowe Price Group, Inc.;
formerly Deputy Director, Space Industry Office,
Manufacturing Industries Bureau (to 2006);
Assistant Manager, Gas Safety Division, Nuclear
and Industrial Safety Agency (to 2003)

Christopher S. Whitehouse (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly
Telecoms Analyst and Fund Manager, Deutsche
Asset Management (to 2005)

Clive M. Williams (1966)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Ernest C. Yeung, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Alison Mei Ling Yip (1966)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly
Analyst, Credit Suisse First Boston (to 2006)

Christopher Yip, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,179,000 and $2,174,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 22, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 22, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	December 22, 2009